EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED AUGUST 28, 2015, TO
THE PROSPECTUS DATED MARCH 1, 2015

Effective September 1, 2015, under the “Valuing Your Shares” section on page 41, the bullet point titled “Short-term Securities” is removed and the bullet point titled “Fixed Income Securities” is replaced with the following:

Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED AUGUST 28, 2015, TO
THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

Effective September 1, 2015, the transfer agent and fund accountant for the Eagle Mutual Funds is U.S. Bancorp Fund Services, LLC (“USBFS”) and the custodian is U.S. Bank, N.A.  As a result, effective September 1, 2015, the following changes are made:

The last two sentences of the first paragraph on page 56 under the “Investment Adviser and Administrator; Subadviser - Advisory Fees” section is replaced with the following:

Eagle has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). Under the sub-administration agreement, USBFS provides to each fund certain financial reporting and tax services.

The first paragraph under the “Additional Services to the Funds” section on page 71 is replaced with the following:

Transfer Agent and Fund Accounting Services. USBFS is the transfer and dividend disbursing agent and fund accountant for each fund.

The “Additional Services to the Funds - Custodian” section on page 72 is replaced with the following:

Custodian. U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets. The custodian also provides portfolio accounting and certain other services for the funds.

Effective September 1, 2015, the following additional changes are made:

The paragraph under “Industry Classification” on page 24 is replaced with the following:

For purposes of determining industry classifications, each fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry classification for a particular security, Eagle will then rely upon classifications published by Bloomberg L.P.  If the designated industry no longer appears reasonable, or if any classifications are determined by Eagle to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.

Under the “Net Asset Value” section on page 26, the paragraph titled “Fixed Income Securities” is replaced with the following:

Fixed Income Securities.  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.

*  *  *  *  *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE